                                                                      EX-99.B24.
                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ Stephen B. Timbers       Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ James A. Akins           Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ Arthur R. Gottschalk     Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ Frederick T. Kelsey      Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.


                     Signature              Title        Date


               /s/ Dominique P. Morax       Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.




                     Signature              Title        Date


               /s/ Fred B. Renwick          Trustee      November 19, 1996
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ John B. Tingleff         Trustee      November 19, 1996
             -------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Stephen B. Timbers, Charles R. Manzoni, Jr. and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Europe Fund.



                     Signature              Title        Date


               /s/ John G. Weithers         Trustee      November 19, 1996
             ------------------------